                                                                   Exhibit 10.44

     "***" - Confidential portions of this Agreement have been omitted and filed separately with the Securities and Exchange Commission under a
          Confidential Treatment Request, pursuant to Rule 406 of the
                       Securities Act of 1933, as amended



                                                           By-Products Marketing
                                                                       Agreement


                                                     ConAgra Trade Group Pty Ltd
                                                       ConAgra Trade Group, Inc.
                                             Australia Meat Holdings Pty Limited

BY-PRODUCTS MARKETING AGREEMENT
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TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                          1
         1.1      Definitions                                                    1
         1.2      Interpretation                                                 3
         1.3      Consents or approvals                                          4

2.       TERM                                                                    4
         2.1      Term                                                           4
         2.2      Termination of Licence                                         4
         2.3      Clauses which Survive Termination                              4

3.       SPECIFICATIONS                                                          4

4.       TRADING NAME                                                            5
         4.1      CTG's Common Law Rights                                        5
         4.2      Licence of Common Law Rights                                   5
         4.3      Trade Mark Licence                                             5
         4.4      Purpose of Licence                                             5
         4.5      Termination                                                    5
         4.6      Power of Attorney                                              6

5.       PROVISION OF KEY PERSONS                                                6
         5.1      Secondment of Key Persons                                      6
         5.2      Responsibilities of CTG for Key Persons                        6
         5.3      Responsibilities of AMH for Key Persons                        6
         5.4      Key Persons not Employees of AMH                               7

6.       PRICES                                                                  7
         6.1      Notification of Prices                                         7
         6.2      Agreement of Prices                                            7
         6.3      Adjustment of Prices to Reflect Freight Differentials          7

7.       CALCULATION OF PROFIT AND LOSS                                          7
         7.1      Maintain Accounts                                              7
         7.2      Debited Amounts                                                8
         7.3      Australian Business Account Only                               8
         7.4      Credited Amounts                                               8
         7.5      Annual Review of Debited Amounts                               8

8.       FEES                                                                    9
         8.1      Fees                                                           9
         8.2      Base Fee                                                       9
         8.3      Bonus Fee                                                      9
         8.4      Interim Profit or Loss statements                             10
         8.5      Profits or Losses for the Term                                10
         8.6      Payment of Fees                                               10

9.       AUDIT                                                                  10
         9.1      Access to Records                                             10
         9.2      Discrepancies disclosed by audit                              10


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BY-PRODUCTS MARKETING AGREEMENT
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
10.      GST                                                                    10
         10.1     GST to be added to amounts payable                            11
         10.2     Liability net of GST                                          11
         10.3     Timing of the payment of the GST Amount                       11
         10.4     Revenue exclusive of GST                                      11
         10.5     Cost exclusive of GST                                         11
         10.6     GST obligations to survive termination                        11
         10.7     Application to New Zealand GST                                11

11.      FORCE MAJEURE                                                          12

12.      NO CONSEQUENTIAL DAMAGES                                               12

13.      RELATIONSHIP OF THE PARTIES                                            12
         13.1     No partnership                                                12

14.      INDEMNITY                                                              12

15.      RECALL OF PRODUCTS                                                     13

16.      COMPLIANCE WITH LAW/TESTING                                            13

17.      NOTICES                                                                13

18.      ENTIRE AGREEMENT                                                       14

19.      ASSIGNMENT                                                             14

20.      NO WAIVER                                                              15

21.      FURTHER ASSURANCES                                                     15

22.      NO MERGER                                                              15

23.      GOVERNING LAW AND JURISDICTION                                         15

24.      COUNTERPARTS                                                           15

SCHEDULE 1 - PRICES                                                             17

SCHEDULE 2 - SPECIFICATIONS                                                      1

SCHEDULE 3 - FORM 5                                                              3

SCHEDULE 4 - BID SHEETS                                                          4

SCHEDULE 5 - MONTHS AND QUARTERS                                                 6


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BY-PRODUCTS MARKETING AGREEMENT
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DATE                                                  October 8, 2003

PARTIES

         1. CONAGRA TRADE GROUP PTY LTD (ACN 003 823 701) incorporated in New South Wales of 15 Gough Street, Richmond, Victoria (CTG)

         2. CONAGRA TRADE GROUP, INC., incorporated in Delaware, United States of America (CTGI)

         3. AUSTRALIA MEAT HOLDINGS PTY LIMITED (ACN 011 062 338) incorporated in Queensland of 175 Riverview Road, Dinmore, Queensland (AMH)

RECITALS

         A As at the date of this Agreement, AMH carries on the Business through its division known as "CTG Rendered Products".

         B The parties wish to provide for AMH to continue to carry on the Business using the Registered Business Name. AMH also wishes to retain the licence previously granted to AMH by CTG to use CTG's common law rights in the Business Name and CTG's rights in the Trade Mark.

         C CTG and CTGI agree to provide to AMH the services of the Key Persons, to assist with the marketing and selling of the Products.

         D In consideration of supplying the services of the Key Persons to AMH, AMH will pay to CTG the fees calculated in accordance with this Agreement.

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         BASE FEE means the fee referred to and calculated in accordance with clause 8.2.

         BONUS FEE means the fee referred to and calculated in accordance with clause 8.3.

         BUSINESS means the marketing and sale of the Products by AMH in either Australia or New Zealand, whether through CTGRP or otherwise.

         BUSINESS NAME means the name "CTG Rendered Products".

         COMMENCEMENT DATE means (despite the date on which this Agreement is executed) 26 May 2003.

         CTGRP means the trading division of AMH known as "CTG Rendered Products" as at the date of this Agreement.


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         FACILITIES means the facilities owned by AMH and known as:

         o        Dinmore, Queensland;

         o        Beef City, Queensland;

         o        Rockhampton; Queensland; and

         o        Townsville, Queensland,

         (each of them a FACILITY).

         FORM 5 means a Form 5 "Notice of Cessation of Business under Business Name" pursuant to the Business Names Act 1962 (Qld) (or such other form as may replace that form) substantially in the form set out in Schedule 3.

         KEY PERSONS means Ian Bromell, Mark Frost and Scott Weitemeyer for so long as they remain employees of CTG located in Australia, Chris Sutherland for so long as he remains an employee of CTG located in New Zealand, Eric Watts for so long as he remains an employee of CTGI in Australia and such other employees of CTG or CTGI as the parties may agree from time to time.

         LOSS means an amount (which is a negative number) which is:

         (a) the total of the amounts credited to the accounts kept in respect of the Business during the relevant Year; less

         (b) the total of the amounts debited to the accounts kept in respect of the Business during the relevant Year.

         MONTH means each monthly financial reporting period for CTG during the Term as set out in Schedule 5.

         PRICE means the notional price for a Product calculated in accordance with clause 6.

         PRODUCTS means

         (a) all of the following rendered by-products produced by AMH at the Facilities:

                  o        blood meal;

                  o        inedible tallow;

                  o        anti/post mortem tallow;

                  o        edible tallow;

                  o        meat and bone meal; and

                  o        save all tallow; and

         (b) all rendered meat by-products of any kind purchased by AMH in Australia or New Zealand from third parties for the purpose of resale.

         (each of them a PRODUCT).

         PROFIT means an amount (which is a positive number) which is:

         (a) the total of the amounts credited to the accounts kept in respect of the Business during the relevant Year; less


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BY-PRODUCTS MARKETING AGREEMENT
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         (b)      the total of the amounts debited to the accounts kept in
                  respect of the Business during the relevant Year.

         QUARTER means quarterly financial period for CTG during the Term as set out in Schedule 5.

         REGISTERED BUSINESS NAME means the business name "CTG Rendered Products" registered in Queensland with the number BN17329036.

         SALARY AMOUNT means an amount equal to the salary and employee benefits, including any taxes and charges, which CTG or CTGI is liable to pay to, or in respect of the employment by CTG or CTGI of the Key persons for a Month.

         SPECIFICATIONS means the specifications for the Products set out in
         Schedule 3.

         TERM means the term of this Agreement in clause 2.

         TRADE MARK means Australian Trade Mark registration 842732 owned by
         CTG.

         YEAR means each yearly financial reporting period for CTG during the Term as set out in Schedule 5.

1.2      INTERPRETATION

         Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise.

         (a) The singular includes the plural, and the converse also applies.

         (b)      A gender includes all genders.

         (c) If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

         (d) A reference to a person includes a corporation, trust, partnership, unincorporated body or other entity, whether or not it comprises a separate legal entity.

         (e) A reference to a clause, schedule or annexure is a reference to a clause of or schedule or annexure to, this Agreement.

         (f) A reference to an agreement or document (including a reference to this Agreement is to the agreement or document as amended, supplemented, novated or replaced, except to the extent prohibited by this Agreement or that other agreement or document.

         (g) A reference to writing includes any method of representing or reproducing words, figures, drawings, or symbols in a visible and tangible form.

         (h) A reference to a party to this Agreement or another agreement or document includes the party's successors, permitted substitutes and permitted assigns.

         (i) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and regulation or statutory instrument issued under it.

         (j) A reference to conduct includes an omission, statement or undertaking, whether or not in writing.

         (k) A reference to an agreement includes any undertaking, deed, agreement and legally enforceable arrangement, whether or not in writing, and a reference to a document includes an agreement (as so defined) in writing and any certificate, notice, instrument or document of any kind.


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         (l)      A reference to dollars or $ is to Australian currency.

         (m) A reference to an asset includes any real or personal, present or future, tangible or intangible property or asset (including intellectual property) and any right, interest, revenue or benefit in, under or derived from the property or asset.

         (n)      All references to time are to Brishane time.

         (o) Mentioning anything after includes, including, for example, or similar expressions, does not limit what else might be included.

         (p) Nothing in this Agreement is to be interpreted against a party solely on the ground that the party put forward this Agreement or a relevant part of it.

         (q) Schedules and annexures to this Agreement form part of the terms of this Agreement.

1.3      CONSENTS OR APPROVALS

         If the doing of any act, matter or thing under this Agreement is dependent on the consent or approval of a party or is within the discretion of a party, the consent or approval may be given or the discretion may be exercised conditionally or unconditionally or withheld by the party in its absolute discretion unless expressly provided otherwise.

2.       TERM
--------------------------------------------------------------------------------

2.1      TERM

         This Agreement commences on the Commencement Date and expires on 31 May 2005 (the "Initial Term"). Provided, however, this Agreement shall automatically renew for additional one (1) year terms thereafter on the same terms and conditions unless either party gives written notice of its intention not to renew the Agreement at least ninety (90) days prior to the end of the Initial Term or any renewal term. Provided further, that in the event CTG notifies Swift & Company and AMH that CTG, CTGI or one of their affiliates have executed a long-term agreement for the storage of rendered by-products (the "Storage Agreement"), then the parties agree to amend this Agreement so that the term of this Agreement shall expire at the same time as the Storage Agreement. Provided further, however, that the foregoing sentence shall not apply unless AMH or one of its affiliates has approved the terms of the Storage Agreement.

2.2      TERMINATION OF LICENCE

         At the expiration of the Term, the licence of the common law rights in the Business Name and the licence of the Trade Mark granted under clause 4 of this Agreement are terminated.

2.3      CLAUSES WHICH SURVIVE TERMINATION

         Clauses 4 (except for subclauses 4.2, 4.3 and 4.4), 8, 9, 12, 14 and 15 shall survive the expiry of this Agreement.

3.       SPECIFICATIONS
--------------------------------------------------------------------------------

         AMH shall ensure that each of the Products conforms with the Specifications for that Product.


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4.       TRADING NAME
--------------------------------------------------------------------------------

4.1      CTG'S COMMON LAW RIGHTS

         AMH acknowledges that CTG has common law rights in the Business Name and that AMH has no rights in the Business Name.

4.2      LICENCE OF COMMON LAW RIGHTS

         CTG grants to AMH for the duration of the Term a revocable and non-exclusive licence of CTG's common law rights in the Business Name for the purposes of the Business. Under the licence, AMH may be the registered proprietor of the Registered Business Name.

4.3      TRADE MARK LICENCE

         (a) CTG grants to AMH, for the duration of the Term, a revocable and non-exclusive licence to use the Trade Mark.

         (b) AMH may only use the Trade Mark in respect of the Products if such Products conform to the standards of manufacture and quality laid down, given or approved from time to time by CTG.

         (c) During the term of this Agreements and on request by CTG, AMH hereby agrees:

                  (i) that it will supply CTG, at all reasonable times, samples or specimens or all wrappers, packaging and literature in use by AMH relating to any of the Products offered for sale by AMH; and

                  (ii) CTG or its duly authorized representative or agent has the right to inspect the Products for which the Trade Mark is to be used and to inspect the methods of making said Products on the premises of AMH or on the premises of any sub-contractor of AMH.

4.4      PURPOSE OF LICENCE

         The parties acknowledge that the licences granted under clauses 4.2 and
         4.3 are limited solely to the purpose of carrying on the Business and for no other purpose.

4.5      TERMINATION

         (a) Immediately upon the expiration of the Term, AMH will cooperate with CTG and execute and lodge all documents (including but not limited to the Form 5), and do all things necessary to have AMH's registration as proprietor of the Registered Business Name cancelled.

         (b) Following expiration of the Term, AMH will not, anywhere in the world:

                  (i)      claim any common law rights in;

                  (ii)     make an application for a registered trade mark for;

                  (iii)    carry on business using;

                  (iv) make any application for any interest in a business name or company name containing,

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                           the words "CTG", "CTG Rendered Products" or any
                           derivation thereof.

4.6      POWER OF ATTORNEY

         AMH irrevocably appoints CTG and each director and secretary of CTG from time to time severally as its attorneys, in its name and on its behalf or otherwise, to sign, execute and do all things whatsoever which AMH ought to sign, execute and do for the purposes of clause 4.5.

5.       PROVISION OF KEY PERSONS
--------------------------------------------------------------------------------

5.1      SECONDMENT OF KEY PERSONS

         CTG shall second and shall procure that CTGI seconds the Key Persons who are their respective employees to AMH for the duration of the Term to provide to AMH the same services in relation to the Business as were provided by employees of CTG or CTGI seconded to AMH for a similar purpose during the 12 month period prior to the Commencement Date.

5.2      RESPONSIBILITIES OF CTG FOR KEY PERSONS

         CTG shall and shall procure that CTGI:

         (a) direct the Key Persons who are their respective employees, in performing the services listed in clause 5.1, to act in accordance with the requests and directions of AMH, provided those requests and directions are consistent with the terms of this Agreement; and

         (b) use reasonable endeavours to ensure that the Key Persons who are their respective employees, subject to paragraph (a);

                  (i) perform the services set our in clause 5.1 with all skill, care and diligence to be expected from a qualified, competent and experienced person performing services of similar scope and complexity;

                  (ii) comply with all applicable laws and requirements including all applicable permits, licences, authorisations and accreditations held by AMH and notified by AMH to the Key Persons, CTG and CTGI in writing; and

                  (iii) comply with all AMH company policies notified by AMH to the Key Persons, CTG and CTGI in writing.

5.3      RESPONSIBILITIES OF AMH FOR KEY PERSONS

         (a) AMH shall indemnify and hold CTG and CTGI harmless from and against any and all costs, liabilities, losses, claims, actions, suits, proceedings or demands whatsoever (including legal fees and costs on a full indemnity basis) that may be incurred or sustained by CTG or CTGI as result of any act, omission, error or judgement (whether or not negligent or otherwise actionable) committed by a Key Person in performing the services set out in clause 5.1.

         (b) AMH shall effect and maintain a public liability insurance policy for not less than $10 million noting CTG and CTGI as separate insured parties and insuring each of AMH's, CTG's and CTGI's insurable interest in relation to the actions of the Key Persons in performing the services set out in clause 5.1.


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5.4      KEY PERSONS NOT EMPLOYEES OF AMH

         During the period of any secondment under this Agreement, each Key Person will remain an employee of CTG or CTGI (as the case may be). Nothing in this Agreement shall be interpreted as construing that any Key Person is an employee of AMH.

6.       PRICES

6.1      NOTIFICATION OF PRICES

         Upon request by AMH, and, in any event if no such request is made, no later than 2 business days prior to the commencement of a Month, CTG will, or will cause the Key Persons to, calculate the Prices for each Product in accordance with Schedule 1 for that Month and for the two Months following that Month and notify AMH of those prices in the form set out in Schedule 4.

6.2      AGREEMENT OF PRICES

         Prior to the commencement of a Month, CTG and AMH shall use their best endeavours to agree on the Prices to apply for each Product for that Month. If the parties fail to agree a Price for a Product prior to the commencement of a Month, the Price for that Product for that Month will be the Price for that Product for the Month most recently notified by CTG to AMH pursuant to clause 6.1.

6.3      ADJUSTMENT OF PRICES TO REFLECT FREIGHT DIFFERENTIALS

         The parties acknowledge that certain items in Schedule 1 reflect actual freight differentials as at the Commencement Date. The parties agree to review and amend at the end of each Quarter those items set out in
         Schedule 1 which incorporate a freight differential so that they reflect actual freight differentials as at the end of that Quarter. In the event that the parties cannot agree the adjusted Price to reflect actual freight differentials as at the end of a particular Quarter, the freight differential shall remained unchanged.

7.       CALCULATION OF PROFIT AND LOSS

7.1      MAINTAIN ACCOUNTS

         AMH shall maintain and keep separate accounts, books, ledgers, financial and other records in respect of the Business for each jurisdiction in which the Business is conducted. AMH shall ensure that all such accounts, books, ledgers, financial and other records in respect of the Business in each such jurisdiction:

         (a) are fully and properly maintained and contain accurate records of all matters required to be entered in them by generally accepted accounting principles and practices in that jurisdiction consistently applied and the provisions of this Agreement;

         (b) do not contain or reflect any material inaccuracies or discrepancies;

         (c) are sufficient to enable CTG to conduct the audits contemplated by clause 9.



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7.2      DEBITED AMOUNTS

         AMH shall cause the following amounts incurred in respect of the Business conducted in each jurisdiction to be debited to the accounts kept in respect of the Business for each such jurisdiction:

         (a) the Price for the Products calculated in accordance with clause 6.2;

         (b) costs incurred for storing Products in third party facilities for longer than 7 days (on an actual cost to AMH, without mark up, basis);

         (c) interest charged to AMH by third party creditors referable to the activities of the Business;

         (d) the Salary Amount notified to AMH by CTG pursuant to clause 8.2(c) of this Agreement;

         (e) all ocean freight costs for shipping of Products and all FOB costs;

         (f) interest on working capital at the rate charged from time to time by AMH to its debtors;

                  (i) debtors outstanding for 21 days or more from invoice date; and

                  (ii)     inventory stored in third party facilities;

                  provided, however, that credits shall be made to the accounts kept in respect of the Business for any interest and inventory storage charges which have not been incorporated in the pricing for such items and have been collected separately by the Business.

         (g) an amount equal to the salaries of staff employed by AMH to provide clerical sales support services for trading assistance to the Business for that jurisdiction (on a pro rata basis based on the number of hours worked for the Business where those employees also perform services for AMH outside of the Business);

         (h)      the debits set out in Schedule 1.

7.3      AUSTRALIAN BUSINESS ACCOUNT ONLY

         In addition to the amounts listed in clause 7.2 to be debited to the account, in respect of the Business carried out in Australia (the AUSTRALIAN ACCOUNT), AMH shall cause the following amounts to be debited to the Australian Account at the end of each Quarter:

         (a) a fee of $64,000 per annum (applied pro rata where a relevant part or term of this Agreement is less than one year) to cover the cost of administrative support services provided by AMH in respect of the Business; and

         (b) an amount equal to 4.7% of AMH's costs for that Quarter (without mark up) of running its Documentation and Treasury departments (to cover the cost of services provided by those departments in respect of the Business).

7.4      CREDITED AMOUNTS

         AMH shall cause the amounts payable under invoices issued to the purchasers of the Products to be credited to the accounts kept in respect of the Business for each jurisdiction.

7.5      ANNUAL REVIEW OF DEBITED AMOUNTS

         (a)      Parties to agree


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                  Prior to the commencement of the second Year and each
                  subsequent Year the parties shall use their best endeavours to agree on the amounts payable under clause 7.3(a) and 7.3(b) (the AMOUNTS) for the forthcoming year.

         (b)      If parties cannot agree

                  If the parties fail to agree on the Amounts before the commencement of the relevant Year then the matter will be referred to PriceWaterhouseCoopers (Brisbane Office) (the EXPERT) to be resolved by them acting as an expert.

                  The Expert's determination of the Amounts shall be binding.

         (c)      Amounts payable pending resolution

                  Whilst the determination of the Amounts is being resolved by the Expert, debits shall continue to be made to the Australian account at the rates charged the previous Year for such items.

         (d)      Expert's determination and adjustments

                  If the Amounts agreed or determined exceed the Amounts payable under clauses 7.3(a) and 7.3(b) then AMH may deduct the difference from the Australian Account.

                  If the Amount agreed or determined is less than the amounts debited under clauses 7.3(a) and 7.3(b), then AMH must credit the Australian Account by the amount of the difference.

         (e)      Cost of Expert

                  The parties must share the costs, fees and expenses of the Expert equally.

8.       FEES

8.1      FEES

         In consideration of making available the Key Persons, AMH shall pay to CTG the Base Fee and the Bonus Fee in accordance with clause 8.6.

8.2      BASE FEE

         (a) The Base Fee is the total Salary Amount notified to AMH by CTG pursuant to clause 8.2(c) during the relevant Quarter, less the Adjustment (if any) calculated pursuant to paragraph (b), provided however, that the Base Fee cannot be less than zero.

         (b) The Adjustment is, in respect of each Quarter of each Year, an amount equal to half of the loss for that year to date less any previous Adjustment payments made in relation to that Year.

         (c)      At the end of each Month CTG shall notify AMH of the Salary
                  Amount.

8.3      BONUS FEE

         The Bonus Fee is, in respect of each Quarter of each Year, an amount equal to half of the profit for that Year to date less any previous Bonus Fee payments made in relation to that Year.


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8.4      INTERIM PROFIT OR LOSS STATEMENTS

         Within 7 days of the end of each Month, AMH will deliver to CTG a statement showing the profit or loss (as the case may be) for the preceding Month containing sufficient particulars to enable CTG to verify the profit or loss (as the case may be) for that Month.

8.5      PROFITS OR LOSSES FOR EACH YEAR

         Within 7 days of the expiry of each Year, AMH will deliver to CTG a statement showing the Profit or Loss (as the case may be) for that Year containing sufficient particulars to enable CTG to verify the Profit or Loss (as the case may be) for that Year.

8.6      PAYMENT OF FEES

         Within 10 days of the expiry of each Quarter, AMH shall pay to CTG the Base Fee and the Bonus Fee.

9.       AUDIT

9.1      ACCESS TO RECORDS

         AMH will, upon reasonable notice by CTG, permit CTG or any other person that CTG may from time to time nominate by notice to AMH, to inspect the accounts and records kept by AMH in relation to the Business for the purpose of auditing any statement given pursuant to clause 8.4 or clause 8.5. The cost of any such audit shall be borne by CTG; provided however, that if such audit reveals a different amount of Profit or Loss for the Business, requiring additional amounts to be paid by AMH to CTG under clause 9.2, then AMH and CTG shall each pay one half (1/2) the cost of such audit.

9.2      DISCREPANCIES DISCLOSED BY AUDIT

         If the audit conducted pursuant to clause 9.1 reveals that a different amount of Profit or Loss (as the case may be) was generated by the Business during the Year than that shown in the statement given pursuant to clause 8.5, the amount payable under clause 8.6 will be varied accordingly as if the Profit or Loss (as the case may be) revealed by the audit was the Profit of Loss shown in that statement.

10.      GST

         Subject to clause 10.7, the following definitions shall apply in this clause:

         CONSIDERATION has the meaning given by the GST Law.

         GST has the meaning given by the GST Law.

         GST AMOUNT means in relation to a Supply the amount of GST payable in respect of that Supply.

         GST GROUP has the meaning given by the GST Law.

         GST LAW has the meaning given by the A New Tax System (Goods and Services Tax) Act 1999 (Cth), or, if that Act does not exist means any Act imposing or relating to the imposition or administration of a goods and services tax in Australia and any regulation made under that Act.


--------------------------------------------------------------------------------
                                                                         Page 10
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BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------

         INPUT TAX CREDIT has the meaning given by the GST Law and a reference to an input Tax Credit entitlement of a party includes an Input Tax Credit for an acquisition made by that party but to which another member of the same GST Group is entitled under the GST Law.

         INVOICE has the meaning given by the GST Law.

         SUPPLY has the meaning given to the term Taxable Supply by the GST Law excluding the reference to section 84-5 of the A New Tax System (Goods and Services Tax) Act 1999 (Cth).

10.1     GST TO BE ADDED TO AMOUNTS PAYABLE

         If GST is payable on a Supply made under, by reference to or in connection with this Agreement, the party providing the Consideration for that Supply must also pay the GST Amount as additional Consideration. This clause does not apply to the extent that the Consideration for the Supply is expressly stated to be GST inclusive.

10.2     LIABILITY NET OF GST

         Any reference in the calculation of Consideration or of any indemnity, reimbursement or similar amount to a cost, expense or other liability incurred by a party, must exclude the amount of any Input Tax Credit entitlement of that party in relation to the relevant cost, expense or other liability. A party will be assumed to have an entitlement to a full Input Tax Credit unless it demonstrates otherwise prior to the date on which the Consideration must be provided.

10.3     TIMING OF THE PAYMENT OF THE GST AMOUNT

         Subject to having first received a Tax Invoice, the GST Amount is payable at the same time as the consideration for the Supply.

10.4     REVENUE EXCLUSIVE OF GST

         Any reference in this Agreement to price, value, sales, revenue or a similar amount (REVENUE), is a reference to that Revenue exclusive of GST.

10.5     COST EXCLUSIVE OF GST

         Any reference in this Agreement (other than in the calculation of Consideration) to cost, expense or other similar amount (COST), is a reference to that Cost exclusive of GST.

10.6     GST OBLIGATIONS TO SURVIVE TERMINATION

         This clause will continue to apply after expiration or termination of this Agreement.

10.7     APPLICATION TO NEW ZEALAND GST

         The provisions of this clause 10 shall apply with respect to the goods and services tax chargeable in accordance with the Goods and Services Tax Act (1985) (New Zealand) (the NZ ACT), save that for this purpose the terms Consideration, GST, Input Tax Credit, Supply and Tax Invoice shall have the meaning given to them in the NZ Act.


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BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------

11.      FORCE MAJEURE

         Neither CTG, CTGI nor AMH shall be liable for, or deemed to be in default under this Agreement or subject to any remedies of the other party as a result of, delays or performance failures due to power failures, fire, acts of God, acts of civil or military authority, embargoes, epidemics, terrorism, strikes, riots or similar causes beyond each party's reasonable control, and without fault or negligence of CTG, CTGI or AMH. Each party shall use reasonable efforts to minimize the impact of any force majeure condition it experiences on the other party to this Agreement and to otherwise keep the other party timely advised as to minimisation and removal of such conditions.

12.      NO CONSEQUENTIAL DAMAGES

         Subject to clause 14, in no event shall a party, or its related bodies corporate, or its affiliates or their respective officers, directors, representatives and employees be liable to the other party or its related bodies corporate, or its affiliates or their respective officers, directors, representatives and employees, whether based in contract, tort, warranty, or any other legal or equitable grounds, for any loss of the income, profit or savings or cost of capital or financing of the other party or its affiliates for any indirect, incidental or consequential damages or for any exemplary, special or punitive damages of any kind, resulting from or relating to this Agreement or the products delivered hereunder, even if the other party has been advised of the possibility of such damages.

13.      RELATIONSHIP OF THE PARTIES

13.1     NO PARTNERSHIP

         (a)      This Agreement shall not be interpreted as constituting:

                  (i) the relationship of CTG, CTGI and AMH as a partnership, quast-partnership, association or any other relationship in which one or more of CTG, CTGI and AMH may (except as specifically provided for in this Agreement) be liable generally for the acts or omissions of any other party; or

                  (ii) CTG, CTGI or AMH as the general agent or representative of one another with the exception of any powers of attorney specifically granted or contemplated by this Agreement.

         (b) In particular, but without limitation, neither CTG, CTGI nor AMH has the authority to pledge or purport to pledge the credit of the other or to make or give (or purport to make or give) any representations, warranties or undertakings for or on behalf of the other.

14.      INDEMNITY

         AMH shall indemnify and hold CTG and CTGI harmless from and against any and all costs, liabilities, losses, claims, actions, suits, proceedings or demands whatsoever (including legal fees and costs on a full indemnity basis) which may be brought or commenced against CTG or CTGI, its related bodies corporate, its affiliates, its officers, directors, employees or agents in connection with or arising in any way out of the Products of AMH's use of the Business Name or the Trade Mark, and for any breach of AMH's obligations hereunder.

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                                                                         Page 12
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BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------

15.      RECALL OF PRODUCTS

         AMH, CTG and CTGI agree to promptly communicate about any condition or event that could result in a recall of the Products. In the event AMH, CTGI or CTG determines that a recall is required, in whole or in part, of any of the Products. AMH agrees to cooperate fully with CTG in effecting any such recall of Products. To the extent practicable, CTG agrees to give AMH advance notice of any such recall and work with AMH to coordinate such recall and, consistent with CTG's responsibilities, to minimize the impact of such recall on AMH and CTG. AMH shall bear the cost of any such recall that arises under this Agreement, including any costs or damages incurred by CTG, CTGI or the purchasers of such Products.

16.      COMPLIANCE WITH LAW/TESTING

         AMH shall comply with all applicable laws and requirements when producing the Products, including all applicable permits, licenses, authorizations and accreditations. Notwithstanding any other provision of this Agreement, CTG and CTGI shall have no obligation to test or analyze any Product for conformance to Specifications or for any contamination, adulteration or other circumstances that may affect saleability.

17.      NOTICES

         Any notice, demand, consent or other communication (a Notice) given or made under this Agreement:

         (a) must be in writing and signed by the sender or a person duly authorized by the sender;

         (b) must be addressed and delivered to the intended recipient at the address or fax number below or the address or fax number last notified by the intended recipient to the sender after the date of this Agreement:

                (i)    to CTG:          ConAgra Trade Group Pty Ltd:
                                        Attention:    Duncan Macrae
                                                      Public Officer
                                                      15 Gough Street
                                                      Richmond, Victoria, 3121
                                                      Australia

                                        Fax No:       61 3 9425 2427

                (ii)   with a copy to   ConAgra Foods, Inc;
                                        Attention:    Corporate Controller
                                                      One ConAgra Drive
                                                      Omaha, Nebraska 68102-5001
                                                      United States of America
                                        Fax No:       402 595 4611

                (iii)  to CTGI          ConAgra Trade Group, Inc:


--------------------------------------------------------------------------------

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------

                                          Attention:  Martin P Higgins
                                                      BVP SFO ConAgra Trade
                                                      Group, Inc
                                                      ConAgra Drive Ste 5022
                                                      Omaha
                                                      Nebraska, 68102-5022
                                                      United States of America
                                          Fax No:     402 595 7298

                  (iv)    with a copy     ConAgra Foods, Inc.
                  to                      Attention:  Corporate Controller
                                                      One ConAgra Drive
                                                      Omaha, Nebraska 68102-5001
                                                      United States of America
                                          Fax No:     402 595 4611

                  (v)     to AMH:         Australia Meat Holdings Pty Ltd;
                                          Attention:  Mr Ken Flanders
                                                      Company Secretary
                                                      175 Riverview Road
                                                      Dinmore, Queensland, 4304
                                                      Australia
                                          Fax No:     61 7 3282 3629

                  (vi)    to Swift:       Swift & Company:
                                          Attention:  General Counsel
                                                      1770 Promontory Circle
                                                      Greeley, CO 80634
                                                      United States of America
                                           Fax No:    970 506 8000

         (c) will be taken to be duly given or made when (i) delivered personally or (ii) sent by facsimile or reputable overnight courier. Notice by mail shall be deemed received within five
                  (5) business days of mailing as provided herein. Notice by facsimile shall be deemed received within twenty-four hours
                  (24) of transmittal of such facsimile. If delivery or receipt occurs on a day that is not a business day in the place to which the Notice is sent or is later than 4pm (local time) at that place, it will be taken to have been duly given or made at the commencement of business on the next business day in that place.

18.      ENTIRE AGREEMENT

         This Agreement contains the entire agreement between the parties with respect to its subject matter. It sets out the only conduct relied on by the parties and supersedes all earlier conduct and prior agreements and understandings between the parties in connection with its subject matter.

19.      ASSIGNMENT

         Neither party may assign the Agreement or any of its rights and obligations under this Agreement, without the prior written consent of the other party, provided however that to the extent required by

--------------------------------------------------------------------------------
                                                                         Page 14
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BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------


         AMH's senior lenders, the parties shall execute and deliver such documents as may be necessary to effect a collateral assignment of the rights arising hereunder.

20.      NO WAIVER

         No failure to exercise nor any delay in exercising any right, power or remedy under this Agreement operates as a waiver. A single or partial exercise or waiver of the exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.

21.      FURTHER ASSURANCES

         Each party must do anything (including executing agreements and documents) necessary or desirable to give full effect to this Agreement and the transactions contemplated by it.

22.      NO MERGER

         The rights and obligations of the parties will not merge on the completion of any transaction contemplated by this Agreement. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing a transaction.

23.      GOVERNING LAW AND JURISDICTION

         This Agreement is governed by the laws of Queensland. Each party submits to the jurisdiction of courts exercising jurisdiction there, and waives any right to claim that those courts are an inconvenient forum.

24.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.


--------------------------------------------------------------------------------
                                                                         Page 15

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------


EXECUTED in



EXECUTED by CONAGRA TRADE GROUP PTY LTD:


/s/ GREGORY A. HECKMAN
--------------------------------                --------------------------------
Director Signature                              Director/Secretary Signature

Gregory A. Heckman
--------------------------------                --------------------------------
Print Name                                      Print Name



EXECUTED by AUSTRALIA MEAT HOLDINGS PTY
LIMITED:


/s/ PETER WHITE                                 /s/ KEN FLANDERS
--------------------------------                --------------------------------
Director Signature                              Secretary Signature

Peter White                                     Ken Flanders
--------------------------------                --------------------------------
Print Name                                      Print Name



EXECUTED by CONAGRA TRADE GROUP, INC:


/s/ GREGORY A. HECKMAN
--------------------------------                --------------------------------
Director Signature                              Director/Secretary Signature

Gregory A. Heckman
--------------------------------                --------------------------------
Print Name                                      Print Name


--------------------------------------------------------------------------------
                                                                         Page 16

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------


SCHEDULE 1 - PRICES

Prices notified to AMH by CTG will be calculated as follows:

o Australian meat and bone meal will be priced on a Delivered (Brisbane) Container Terminal (DCT) basis;

o        Australian blood meal will be priced on an "ex piant" basis;

o Australian tallow for Dinmore and Beef City will be priced on a delivered tank farm basis in Brisbane;

o all tallow products for Rockhampton and Townsville will be priced on an FOB basis with full cost recovery for movement from ex works to FOB;

o        all Prices are to be calculate on a GST exclusive basis;

o the Price for Products purchased from third parties for the purpose of onsale shall be the actual purchase price paid by AMH without markup.

Pricing for Products produced by AMH at the Facilities will be as follows:

Bloodmeal

Dinmore                    Market Price ex-Dinmore plant

Beef City                  "***" Dinmore price*

Rockhampton                "***" Dinmore price*

Townsville                 Even Dinmore Price*

Meat and Bone Meal

Dinmore, Beef City and Rockhampton are priced off the Market Price DCT Brisbane for the relevant specification. Townsville to receive "***" than that price. The Townsville prices reflect ocean freight differentials as at the Commencement Date and are to be reviewed at the end of each Quarter pursuant to clause 6.3.

Ex Works Credits

Meat and Bone Meal

As the pricing arrangement is on a delivered basis, tonnage that is sold on an ex works basis (domestic) will be debited back to the accounts kept in respect of the Business at the end of each Quarter as follows:

Dinmore Credit             "***"

Beef City Credit           "***"

Rockhampton Credit         "***"

Townsville                 "***"

These reflect actual inland freight differentials exclusive of GST as at the Commencement Date and are to be reviewed at the end of each Quarter pursuant to clause 6.3.

Bloodmeal


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                                                                         Page 17

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------


As the Bloodmeal price is on an ex works basis, if blood meal is exported, the delivery charges will be debited back to the accounts kept in respect of the Business at the end of each Quarter as follows:

Dinmore Debit              "***"

Beef City Debit            "***"

Rockhampton Debit          "***"

Townsville Debit           "***"

These reflect actual inland freight differentials exclusive of GST as at the Commencement Date and are to be reviewed Quarterly pursuant to clause 6.3.

All Tallow Products

For Dinmore, Beef City, Rockhampton and Townsville price off the Market Price Delivered Brisbane for the relevant specification.


In regard to the delivery of Tallow within Australia, the accounts kept in respect of the Business will be debited for transport costs in excess of transport costs to Brisbane. Such transport rates will be considered a freight differential and will be reviewed Quarterly pursuant to clause 6.3.


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                                                                         Page 18

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------

SCHEDULE 2 - SPECIFICATIONS

PRODUCT SPECIFICATIONS

Bloodmeal                           Crude protein not less than         85%

                                    Crude fibre not more than            3%

                                    Moisture not to exceed              12%

Meat and bone meal (50%)            Crude protein not less than         50%

                                    Crude fat not more than             12%

                                    Crude fibre not more than            3%

                                    Phosphorous not less than            4%

                                    Calcium not more than               12%

                                    Moisture not more than              10%

Meat and bone meal (45%)            Crude protein not less than         45%

                                    Crude fat not more than             12%

                                    Crude fibre not more than            3%

                                    Phosphorous not less than            4%

                                    Calcium not more than               12%

                                    Moisture not more than              10%

Meat and bone meal (40%)            Crude protein not less than         40%

                                    Crude fat not more than             10%

                                    Crude fibre not more than            3%

                                    Phosphorous not less than            6%

                                    Calcium not more than               15%

                                    Moisture not more than              10%

Edible tallow                       FFA not to exceed                  .75%

                                    FAC not to exceed                9 max

                                    MIU not to exceed             .25% max

Inedible tallow (prime)             FFA not to exceed               1% max

                                    FAC not to exceed              11A max

                                    MIU not to exceed               1% max

                                    Bleach not to exceed        .5 red max

                                    Titre                       42 deg min

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                                                                          Page 1
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BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------

Anti/Post mortem tallow          Must pass post mortem inspection

                                 FFA not to exceed                       1% max

                                 FAC not to exceed                      11A max

                                 MIU not to exceed                       1% max

                                 Bleach not to exceed                .5 red max

                                 Titre                               42 deg min

Save-all tallow                  FFA not to exceed                      55% max














--------------------------------------------------------------------------------

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------


SCHEDULE 3 - FORM 5































--------------------------------------------------------------------------------

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------

SCHEDULE 4 - BID SHEETS

WEEKLY BID SHEET

CTG RENDERED PRODUCTS

TALLOW                                     DATE:

  Plant         Commodity       (month)   Tonnage   Contract   (month)  Tonnage  Contract   (month)   Tonnage   Contract
-----------  -----------------  -------   -------   --------   -------  -------  --------   -------   -------   --------
Dinmore      Edible/Anti post
-----------  -----------------  -------   -------   --------   -------  -------  --------   -------   -------   --------
Dinmore      Inedible tallow
-----------  -----------------  -------   -------   --------   -------  -------  --------   -------   -------   --------

Beef City    Anti post
-----------  -----------------  -------   -------   --------   -------  -------  --------   -------   -------   --------
Beef City    Inedible tallow
-----------  -----------------  -------   -------   --------   -------  -------  --------   -------   -------   --------

Rockhampton  Inedible tallow
-----------  -----------------  -------   -------   --------   -------  -------  --------   -------   -------   --------

Townsville   Edible tallow
-----------  -----------------  -------   -------   --------   -------  -------  --------   -------   -------   --------
Townsville   Inedible tallow
-----------  -----------------  -------   -------   --------   -------  -------  --------   -------   -------   --------

Dollar @

MARKET COMMENTS:

--------------------------------------------------------------------------------
                                                                          Page 4

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------

WEEKLY BID SHEET

CTG RENDERED PRODUCTS

PROTEINS                                DATE:



Plant           Commodity       [month]  Tonnage   Contract  [month]  Tonnage   Contract  [month]  Tonnage   Contract
-----------     ---------       -------  -------   --------  -------  -------   --------  -------  -------   --------
Dinmore         50% MBM DCT
Dinmore         40% MBM
Dinmore         Bloodmeal

Beef City       45% MBM DCT
Beef City       Bloodmeal

Rockhampton     45% MBM DCT
Rockhampton     Bloodmeal

Townsville      50% MBM DCT
Townsville      Bloodmeal DCT

Dollar@

MARKET COMMENTS:


--------------------------------------------------------------------------------
                                                                          Page 5

PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------
SCHEDULE 5- MONTHS, QUARTERS AND YEARS

MONTHS
-------------------------------------------------
MONTH   FIRST DAY OF MONTH      LAST DAY OF MONTH
-----   ------------------      -----------------
1             28-May-2003             22-Jun-2003
2             23-Jun-2003             20-Jul-2003
3             21-Jul-2003             24-Aug-2003
4             25-Aug-2003             21-Sep-2003
5             22-Sep-2003             19-Oct-2003
6             20-Oct-2003             23-Nov-2003
7             24-Nov-2003             21-Dec-2003
8             22-Dec-2003             18-Jan-2004
9             19-Jan-2004             22-Feb-2004
10            23-Feb-2004             21-Mar-2004
11            22-Mar-2004             18-Apr-2004
12            19-Apr-2004             30-May-2004
13            31-May-2004             27-Jun-2004
14            28-Jun-2004             25-Jul-2004
15            25-Jul-2004             29-Aug-2004
16            30-Aug-2004             26-Sep-2004
17            27-Sep-2004             24-Oct-2004
18            25-Oct-2004             28-Nov-2004
19            29-Nov-2004             26-Dec-2004
20            27-Dec-2004             23-Jan-2005
21            24-Jan-2005             27-Feb-2005
22            28-Feb-2005             27-Mar-2005
23            28-Mar-2005             24-Apr-2005
24            25-Apr-2005             28-May-2005
25            30-May-2005             26-Jun-2005
26            27-Jun-2005             24-Jul-2005
27            25-Jul-2005             28-Aug-2005
28            29-Aug-2005             25-Sep-2005

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------


-------------------------------------------------
MONTH   FIRST DAY OF MONTH      LAST DAY OF MONTH
-----   ------------------      -----------------
29             26-Sep-2005            23-Oct-2005
30             24-Oct-2005            27-Nov-2005
31             28-Nov-2005            26-Dec-2005
32             26-Dec-2005            22-Jan-2006
33             23-Jan-2006            26-Feb-2006
34             27-Feb-2006            26-Mar-2006
35             27-Mar-2006            23-Apr-2006
36             24-Apr-2006            28-May-2006
37             29-May-2006            25-Jun-2006
38             26-Jun-2006            23-Jul-2006
39             24-Jul-2006            27-Aug-2006
40             28-Aug-2006            24-Sep-2006
41             25-Sep-2006            22-Oct-2006
42             23-Oct-2006            26-Nov-2006
43             27-Nov-2006            24-Dec-2006
44             25-Dec-2006            21-Jan-2007
45             22-Jan-2007            25-Feb-2007
46             26-Feb-2007            26-Mar-2007
47             26-Mar-2007            22-Apr-2007
48             23-Apr-2007            27-May-2007
49             28-May-2007            24-Jun-2007
50             25-Jun-2007            22-Jul-2007
51             23-Jul-2007            28-Aug-2007
52             27-Aug-2007            23-Sep-2007
53             24-Sep-2007            21-Oct-2007
54             22-Oct-2007            25-Nov-2007
55             26-Nov-2007            23-Dec-2007
56             24-Dec-2007            20-Jan-2008
57             21-Jan-2008            24-Feb-2008
58             25-Feb-2008            23-Mar-2008
59             24-Mar-2008            20-Apr-2008
60             21-Apr-2008            25-May-2008

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------


-------------------------------------------------
MONTH   FIRST DAY OF MONTH      LAST DAY OF MONTH
-----   ------------------      -----------------
61             26-May-2008            22-Jun-2008
62             23-Jun-2008            20-Jul-2008
63             21-Jul-2008            24-Aug-2008
64             25-Aug-2008            21-Sep-2008
65             22-Sep-2008            19-Oct-2008
66             20-Oct-2008            23-Nov-2008
67             24-Nov-2008            21-Dec-2008
68             22-Dec-2008            18-Jan-2009
69             19-Jan-2009            22-Feb-2009
70             23-Feb-2009            22-Mar-2009
71             23-Mar-2009            19-Apr-2009
72             20-Apr-2009            31-May-2009


QUARTERS
-----------------------------------------------------------
QUARTERS        FIRST DAY OF QUARTER    LAST DAY OF QUARTER
--------        --------------------    -------------------
1                        26-May-2003            24-Aug-2003
2                        25-Aug-2003            23-Nov-2003
3                        24-Nov-2003            22-Feb-2004
4                        23-Feb-2004            30-May-2004
5                        31-May-2004            29-Aug-2004
6                        30-Aug-2004            28-Nov-2004
7                        29-Nov-2004            27-Feb-2005
8                        28-Feb-2005            29-May-2005
9                        30-May-2005            28-Aug-2005
10                       29-Aug-2005            27-Nov-2005
11                       28-Nov-2005            26-Feb-2006
12                       27-Feb-2006            28-May-2006
13                       29-May-2006            27-Aug-2006
14                       28-Aug-2006            28-Nov-2006
15                       27-Nov-2006            25-Feb-2007
16                       26-Feb-2007            27-May-2007
17                       28-May-2007            26-Aug-2007

BY-PRODUCTS MARKETING AGREEMENT
--------------------------------------------------------------------------------


18                       27-Aug-2007            25-Nov-2007
19                       26-Nov-2007            24-Feb-2008
20                       25-Feb-2008            25-May-2008
21                       26-May-2008            24-Aug-2008
22                       25-Aug-2008            23-Nov-2008
23                       24-Nov-2008            22-Feb-2009
24                       23-Feb-2009            31-May-2009


YEARS
-----------------------------------------------------------
YEARS           FIRST DAY OF YEAR          LAST DAY OF YEAR
-----           ------------------         ----------------
1                      26-May-2003              30-May-2004
2                      31-May-2004              29-May-2005
3                      30-May-2005              28-May-2006
4                      29-May-2007              27-May-2007
5                      28-May-2007              25-May-2008
6                      26-May-2008              31-May-2009